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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to § 240.14a-12
SPX CORPORATION
(Name of Registrant as Specified in its Charter)
RELATIONAL INVESTORS LLC
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy

RELATIONAL INVESTORS LLC
PROXY STATEMENT
IN CONNECTION WITH THE
2005 ANNUAL MEETING OF STOCKHOLDERS
OF
SPX CORPORATION

        This proxy statement is being furnished to the stockholders of SPX Corporation, a Delaware corporation with principal executive offices at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277 (the "Company"), in connection with the solicitation of proxies by the Relational Funds for use at the 2005 Annual Meeting of Stockholders of the Company, and any adjournments, continuations or postponements thereof (the "2005 Annual Meeting"), to elect David H. Batchelder and Ralph V. Whitworth (the "Relational Funds Nominees") as directors of the Company.

        As used herein, the "Relational Funds" refers to Relational Investors LLC (sometimes referred to as "Relational LLC"), Relational Investors, L.P., Relational Partners, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P., Relational Investors XII, L.P., David H. Batchelder, Joel L. Reed, Ralph V. Whitworth and James J. Zehentbauer.

        The Relational Funds beneficially own an aggregate of 4,256,645 shares of the Company's common stock, par value $10.00 per share (referred to as the "Common Stock"), representing approximately 5.67% of the 75,136,350 shares of Common Stock outstanding as of October 28, 2004, as reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004. Unless otherwise indicated, references in this proxy statement to the percentage of outstanding shares of Common Stock owned by any person were computed based upon the number of outstanding shares as reported by the Company as of October 28, 2004.

        The Relational Funds will provide this proxy statement to certain Company stockholders with whom it has discussions regarding the 2005 Annual Meeting and the Relational Funds Nominees commencing on or about November 15, 2004. This proxy statement will be provided to all Company stockholders to whom forms of proxy are furnished by the Relational Funds, or from whom proxies are requested by the Relational Funds, no later than the time such forms of proxy are furnished or such request is made.

        Pursuant to the Company's Bylaws (as amended as of April 1, 2003), an annual meeting of Company stockholders is to be held on such date as shall be designated from time to time by the Company's Board of Directors (the "Board"). The Company has not yet announced the date, time, place or the record date of the 2005 Annual Meeting, but the Relational Funds expect that the Company will do so in due course. Only stockholders of record at the close of business on the record date fixed by the Board or, if no record date is fixed, then at the close of business on the day next preceding the day on which notice of the 2005 Annual Meeting is given, will be entitled to notice of and to vote at the 2005 Annual Meeting.

        The date of this proxy statement is November 15, 2004, and the Relational Funds expect to first send or make this proxy statement available to certain shareholders on or about November 15, 2004.

        No proxy for use at the 2005 Annual Meeting is included with this proxy statement. A proxy card will be provided by the Relational Funds after the Company notifies stockholders of the record date and matters to be voted upon at the 2005 Annual Meeting, or at an earlier date if the Relational Funds deem it appropriate.

        Any stockholder of the Company who executes and delivers a proxy will have the right to revoke it at any time before it is voted, by filing an instrument revoking the earlier proxy or a duly executed proxy bearing a later date with Relational Investors, L.P. at 11975 El Camino Real, Suite 300, San Diego, California 92130 or with the Secretary of the Company at its principal executive offices at 13515 Ballantyne Corporate Place, Charlotte, North Carolina, 28277, or by voting in person at the 2005 Annual Meeting.

PROPOSAL FOR ELECTION OF DIRECTORS

        On November 15, 2004, Relational LLC provided written notice to the Company on behalf of Relational Investors, L.P. of its intent to nominate David H. Batchelder and Ralph V. Whitworth as the Relational Funds Nominees for election to the Board at the 2005 Annual Meeting.

        Based on information contained in reports filed by the Company with the Securities and Exchange Commission (the "Commission"), the Board currently is comprised of six directors, divided into three classes of two directors each. Based on the Company's proxy statement for the 2004 Annual Meeting of Stockholders (the "2004 Proxy Statement"), the Relational Funds expect that two of the six directors will come up for election at the 2005 Annual Meeting. However, the Relational Funds reserve the right to nominate additional individuals for election in addition to the Relational Funds Nominees if the size of the Board is increased and such additional positions are voted upon at the 2005 Annual Meeting.

        As mentioned above, the Relational Funds will distribute at a later date a form of proxy which will include the names of the two Relational Funds Nominees and may include other matters that may be brought before the 2005 Annual Meeting. The Relational Funds currently expect to amend this proxy statement and the related proxy card to reflect any additional matters that may be included in the Relational Funds proxy card, as well as the Relational Funds' recommended votes on such matters, once those matters have been announced by the Company. Duly executed proxies in the form provided by the Relational Funds will be voted FOR the Relational Funds Nominees described below, unless the stockholder giving the proxy otherwise instructs. The Relational Funds proxy will provide that stockholders may withhold authority to vote for one or more of its nominees by writing the name of the nominee(s) in the space provided for that purpose on the proxy card.

The Relational Funds Nominees

        Each Relational Funds Nominee has given his consent to be named in this proxy statement and any other proxy statement for the 2005 Annual Meeting and has confirmed his intent and consent to serve on the Board if elected. If the Relational Funds Nominees are elected and take office as directors, they intend to discharge their duties as directors of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors. The information below concerning the age, principal occupation, directorships and beneficial ownership of Common Stock has been furnished by the respective Relational Funds Nominees.

Name, Business Address and Age	Present Principal Occupation and Principal Occupations During Last Five (5) Years Directorships	Shares of Common Stock Owned		Percent of Common Stock
David H. Batchelder c/o Relational Investors LLC 11975 El Camino Real Suite 300 San Diego, California 92130 Age 55	Principal of Relational Investors LLC, an investment advisory firm, since March 1996 and a principal of Relational Advisors LLC, a financial advisory and consulting firm, since establishing the firm in 1988. Relational Advisors LLC is a registered broker-dealer under Section 15(b) of the Securities Exchange Act of 1934, as amended, and a member of the National Association of Securities Dealers, Inc. The address of Relational Investors LLC and Relational Advisors LLC is 11975 El Camino Real, Suite 300, San Diego, California 92130. Mr. Batchelder serves as a director of Washington Group International, Inc. and ConAgra Foods, Inc., and also serves as a director of privately held Titan Investment Partners, LLC, and Seaspan International LTD (including a number of its affiliate companies). Mr. Batchelder has never served as an officer or director of the Company.	4,256,645	(1)	5.67%
Ralph V. Whitworth c/o Relational Investors LLC 11975 El Camino Real Suite 300 San Diego, California 92130 Age 49
	Chairman of the Board of Directors of Apria Healthcare Group since 1998. Mr. Whitworth has been a principal of Relational Investors LLC since March 1996 and a principal of Relational Advisors LLC, a financial advisory and consulting firm, since January 1997. Relational Advisors LLC is registered as a broker-dealer under Section 15(b) of the Securities Exchange Act of 1934, as amended, and a member of the National Association of Securities Dealers, Inc. The address of Relational Investors LLC and Relational Advisors LLC is 11975 El Camino Real, Suite 300, San Diego, California 92130. Mr. Whitworth is also a director of privately held Titan Investment Partners, LLC. Mr. Whitworth has never served as an officer or director of the Company.	4,256,645	(1)	5.67%

(1)
Consists of an aggregate of 4,256,645 shares of Common Stock beneficially owned by Relational Investors, L.P., Relational Investors LLC (including 10,014 shares owned by the David H. Batchelder Trust), Relational Partners, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P., and Relational Investors XII, L.P., of which Messrs. Batchelder and Whitworth may be deemed to be beneficial owners.

        There are no arrangements or understandings between either Relational Funds Nominee and any other person pursuant to which he was selected as a nominee for director. However, certain partnerships in the Relational Funds provide indemnity for the general partner of such partnerships and its affiliates, controlling persons, members, employees, and other specified persons (which would include Messrs. Batchelder and Whitworth) for any losses and liabilities arising from their activities relating to such partnerships.

Security Ownership of the Relational Funds

        As of November 15, 2004:

  •
  Relational Investors LLC directly beneficially owned 559,975 shares of Common Stock (including 10,014 shares owned by the David H. Batchelder Trust);

  •
  Relational Investors, L.P. directly beneficially owned 831,449 shares of Common Stock (including 100 shares owned of record);

  •
  Relational Partners, L.P. directly beneficially owned 28,407 shares of Common Stock;

  •
  Relational Fund Partners, L.P. directly beneficially owned 34,366 shares of Common Stock;

  •
  Relational Coast Partners, L.P. directly beneficially owned 74,763 shares of Common Stock;

  •
  RH Fund 1, L.P. directly beneficially owned 550,347 shares of Common Stock;

  •
  RH Fund 2, L.P. directly beneficially owned 631,662 shares of Common Stock;

  •
  RH Fund 4, L.P. directly beneficially owned 124,691 shares of Common Stock;

  •
  RH Fund 6, L.P. directly beneficially owned 133,128 shares of Common Stock;

  •
  RH Fund 7, L.P. directly beneficially owned 73,338 shares of Common Stock;

  •
  Relational Investors III, L.P. directly beneficially owned 42,281 shares of Common Stock;

  •
  Relational Investors VIII, L.P. directly beneficially owned 868,987 shares of Common Stock;

  •
  Relational Investors X, L.P. directly beneficially owned 63,928 shares of Common Stock;

  •
  Relational Investors XI, L.P. directly beneficially owned 163,487 shares of Common Stock; and

  •
  Relational Investors XII, L.P. directly beneficially owned 75,836 shares of Common Stock.

        Relational LLC, in its capacity as an investment advisor, may be deemed to possess direct beneficial ownership of 559,975 shares of Common Stock that are owned by its clients and held in accounts that it manages. Relational LLC, as the sole general partner of Relational Investors, L.P., Relational Partners, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors VIII, L.P., Relational Investors XI, L.P. and Relational Investors XII, L.P. (collectively, the "Relational LPs") and as the sole managing member of Relational Asset Management LLC and Relational Investors X GP LLC, which serve as the general partners of Relational Investors III, L.P. and Relational Investors X, L.P., respectively, may be deemed to beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the "Exchange Act")) the 4,256,645 shares of Common Stock beneficially owned by the Relational Funds, because the limited partnership agreements of the Relational LPs and the investment management agreement for the accounts managed by Relational Investors LLC specify that Relational Investors LLC has sole investment discretion and voting authority with respect to those shares.

        Messrs. Batchelder, Whitworth, Reed and Zehentbauer, in their capacities as principals of Relational Investors LLC, share voting and dispositive power over the 4,256,645 shares of Common Stock beneficially owned by the Relational Funds. As a result, Messrs. Batchelder, Whitworth, Reed and Zehentbauer may be deemed to share indirect beneficial ownership of those shares.

        The Relational Funds may be deemed to be a "person" under Section 13(d)(3) of the Exchange Act, possessing beneficial ownership of 4,256,645 shares of Common Stock.

        All transactions in securities of the Company engaged in by the Relational Funds and the Relational Funds Nominees during the past two years are summarized on Appendix B attached.

INFORMATION ABOUT THE RELATIONAL FUNDS

        The Relational Funds have been significant stockholders of the Company since March 1, 2004, and currently hold approximately 5.67% of the Common Stock outstanding. The Relational Funds acquired the Common Stock because, in their opinion, the Common Stock is undervalued by the market at the present time. The Relational Funds do not seek to take control of any company and do not participate in leveraged buyouts of any company.

BACKGROUND OF AND REASONS FOR THIS SOLICITATION

        The Relational Funds believe the market value of the Common Stock has been adversely affected by a history of poor capital allocation by the Company's management, which is evidenced by: (i) the inability to meet earnings guidance, (ii) a pattern of one-time charges indicative of overpaying for acquisitions and failed restructuring attempts, (iii) excessive leverage, and (iv) misaligned and excessive executive compensation. As a result, the Relational Funds believe the shareholder base has become disenchanted with the management and the Board's oversight. The shortcomings of management and the Board fall into the following four categories:

Excessive Executive Compensation

        The Relational Funds believe that the Company's EVA based compensation plan has motivated management and the Board in making capital allocation decisions that have ultimately caused: recurring earnings shortfalls, recurring restructuring charges which have failed to improve operating results, and excessive leverage. The Relational Funds believe the EVA plan is flawed due to conflicts of interest with respect to directors' compensation and unnecessary complexity. Consequently, the Relational Funds believe the Board has been incentivized to approve one-time adjustments to the EVA plan that favor management and are inconsistent with the plan described to, and approved by, the Company's shareholders in 1996, as described below.

        The EVA plan was implemented by the Board in 1996 based on the recommendations of management, and the plan was presented for shareholder approval at the Company's 1996 Annual Meeting of Shareholders (the "1996 Annual Meeting"). As described in the Company's proxy statement for the 1996 Annual Meeting (the "1996 Proxy Statement"), the plan was intended to provide awards based on improvements in Economic Value Added, or EVA. According to the terms described in the 1996 Proxy Statement, (i) bonuses under the plan equal the sum of the target bonus plus the executive's share of excess EVA improvement (which may be negative), (ii) there is no cap on bonus awards that can be achieved for superior levels of excess EVA improvements, (iii) any bonus amounts earned are paid into a bonus bank for the plan participant, (iv) no bonuses are paid when the bonus bank balance is negative and (v) negative bonus bank balances are carried forward to offset future bonuses earned. There was no reference to the possibility that negative bonus bank balances could or might be forgiven. The clear message to the shareholders was there would be unlimited upside and downside to the plan. Further, the 1996 Proxy Statement included a representation that there would be no adjustment of expected EVA improvement or management's share of excess EVA improvement for at least four years "to ensure that the plan provides strong incentives for management to increase shareholder value and does not reward poor performance by reducing performance standards."

        In fact, the Relational Funds believe that the EVA plan has been adjusted to effectively reward poor performance by reducing performance standards under the plan. None of these adjustments have been approved by the Company's shareholders, nor disclosed to the shareholders, except after the adjustments were made and the bonuses declared and paid.

        In the Relational Funds' opinion, over time the flawed EVA plan (and periodic adjustments to the EVA formula under the plan) has caused a dramatic and increasing disconnect between the level of executive compensation and shareholder returns. For example, the Company's 2004 proxy states "the

SPX corporate EVA bonus multiple for 2003 was significantly increased by adjustments for: (1) the cumulative effect of pension and post-retirement financing costs (these costs are now excluded from the EVA calculation); (2) the cumulative 2001-2003 difference between cash taxes and the 38% tax rate assumption used in the EVA calculation; and (3) bonus bank forgiveness granted to business units (to reflect the negative impact of industry factors beyond management control) but not previously recognized in the corporate and group EVA calculations."

        The Relational Funds believe that without these ad hoc one-time adjustments and the bonus bank forgiveness, the Chief Executive Officer and therefore the non-employee directors would have received no (zero) bonus for 2003. Although the Company has refused to disclose the amount of or rationale for these "adjustments", they allowed the Chief Executive Officer's 2003 declared bonuses to exceed seven times his base salary. Even more concerning, and not made clear from the 2004 Proxy Statement, is the fact that the non-employee directors who approved the one-time adjustments also caused their "declared bonuses," by virtue of the EVA plan adjustments, to increase from zero to approximately five times their target bonus of $20,000. The directors took this action despite the fact that according to the Company's financial statements accompanying its Annual Report on Form 10-K for the year ended December 31, 2003, "Income from continuing operations" actually decreased by $24 million from 2002 to 2003. Given this fact, the Relational Funds believe that SPX's true "EVA" could not have improved. Therefore, the Relational Funds believe that the bonuses paid resulted purely from the one-time adjustments. The Relational Funds believe such obvious conflicts of interest and overtones of self-dealing are inconsistent with good corporate governance and proper stewardship.

        The reason members of the Board are incentivized to approve one-time adjustments to the EVA plan that favor management is that their own bonus compensation is directly tied to the target bonus multiple earned by the Chief Executive Officer. As described in the Company's 2004 Proxy Statement, the terms of the Company's non-employee director compensation plan provide for an annual cash payment of $40,000 plus an additional cash payment equal to the target bonus for the non-employee director multiplied by the multiple earned by the Chief Executive Officer for that year under the EVA plan. Simply put, the larger the Chief Executive Officer's bonus, the larger the non-employee directors' bonus, and adjustments to the EVA formula that increase the multiple used to calculate the Chief Executive Officers' bonus directly increase the bonus payable to non-employee directors.

        Based on the available information, the Relational Funds believe that the Company's directors were "interested parties" at the time they changed the EVA formula because the changes directly affected their own bonus compensation. The Relational Funds also believe that the decisions made by the SPX Board were both inconsistent with the principles of the Company's executive bonus plan as approved by shareholders and not fair to shareholders. The Relational Funds believe it is important to have individuals on the Board who pledge not to let personal financial interests come before their fiduciary duty to the Company and its shareholders.

        The Relational Funds believe the shareholder base is confused by and dissatisfied with the Company's compensation structure and practices, and the Board has not asserted itself to address these problems because of conflicts of interest. The Relational Funds believe this state of affairs has materially contributed to the undervalued stock price.

        Although the Company has announced a review of its compensation plans, the Relational Funds Nominees will immediately call for an objective review of the EVA-based compensation plan to ensure that it, or an alternate plan, is more appropriately aligned with stockholders' interest.

Lack of Board Objectivity and Failure to Communicate Openly With Shareholders

  Lack of Objectivity

        The Company has failed to meet earnings and cash-flow guidance for four consecutive quarters, beginning with the quarter ended December 31, 2003, due to executive management's weak budgeting and forecasting process, in the Relational Funds' view. Consequently, the Company's share price has markedly deteriorated, putting management and the Board in a defensive posture, in the Relational Funds' view. The Relational Funds are extremely concerned that management has not objectively evaluated its own performance and that of the Company, and may try to appease investor's discontent by pursuing short-term strategies that are not in the shareholders interest, and may permanently impair the value of the business.

  Failure to Communicate Openly With Shareholders

        Even though the EVA plan was adopted in 1996, the Company never publicly filed the 1996 plan terms. The Company did recently publicly file the 2004 EVA plan terms, although it is impossible to determine in what respects these current terms are the same or differ from those applied in prior years, and the language of the plan is vague and does not facilitate a better understanding of the plan and how it is applied. The plan does, however, disclose for the first time that the Chief Executive Officer is granted "sole authority and discretion, to establish, amend, change, add to, alter and/or rescind rules, regulations and guidelines for administration of the plan." In other words, the Board has delegated sole authority and discretion to the Chief Executive Officer over his own bonus plan. Moreover, by virtue of the Chief Executive Officer's employment contract as described in the Company's Annual Report on Form 10-K for the year ended December 31, 1996, he is granted veto power over any changes the Board may wish to make to the EVA plan. The Board has therefore delegated one of its most critical functions to the Chief Executive Officer .

        The Company's public filings do not provide meaningful information for shareholders to determine whether the Board's executive compensation decisions are fair, objective or consistently applied. For example, from 1996 through 1999, the Company disclosed the Excess EVA Improvement used in determining bonuses under the plan. But after 1999, the Company ceased disclosing that information, and since then, has not publicly disclosed the amount of Excess EVA Improvement, if any, or whether there were adjustments to the EVA calculations and, if so, the amount of the adjustments. As described in the previous section, the 2004 Proxy Statement describes certain adjustments in general terms, but not the amount or reasons for the adjustments. The Relational Funds believe that this vague disclosure and secrecy with respect to compensation and other matters illustrates the Company's failure to clearly and openly communicate to its stockholders through its public filings.

        The Company also has been unwilling to communicate with, or respond to direct requests for information from, its stockholders. For example, on May 10, 2004 representatives of the Relational Funds met with management of the Company to discuss the current compensation structure for the Board and the senior management team. The Relational Funds representatives shared their analysis and concerns with management and subsequently requested a meeting with the Company's Compensation Committee. The Company failed to respond to the Relational Funds' concerns and denied the requested meeting with the Compensation Committee. As a result, on August 3, 2004 Relational LLC made a written demand on behalf of Relational Investors, L.P. for inspection of the pertinent records pursuant to Section 220 of the Delaware General Corporation Law. The purpose of the Section 220 demand was "to explore potential acts of corporate mismanagement, waste and abuse, statutory violations, and breaches of fiduciary duty in connection with various agreements, grants and plans providing compensation to SPX directors, officers and employees."

        The Company did not provide any information or documents in response to the Section 220 demand. Approximately six weeks after receiving the demand, the Company proposed that in lieu of providing the requested information, Relational LLC accept a meeting with the Company's independent directors and members of the Compensation Committee. Subsequently, Relational LLC withdrew the Section 220 demand on behalf of Relational Investors, L.P., and determined to seek board representation. However, the Relational Funds believe a meeting with the Company's independent directors may be constructive, and have requested such a meeting to discuss the Company's compensation plans, the Boards' stewardship and the Relational Funds' proposal for Board representation.

Corporate Overhead and Value Added

        The Relational Funds believe that the Company's management has failed to exercise proper corporate stewardship, as evidenced by poor capital allocation decisions, sub-par financial results and the recent departures of several business-unit executives. The Relational Funds believe these failures highlight the lack of value added by the current executive management. The Relational Funds believe that, instead of contributing value to the conglomerate structure, management has siphoned resources from the business units through excessive compensation and inflated overhead.

        The Relational Funds Nominees will strive to instill a corporate culture that supports the business units rather than uses them to extract undeserved and excessive compensation not commensurate with value added.

Stewardship and Accountability

        The Relational Funds believe that the compensation structure and forecasting methodology have not been appropriately overseen by the Board, a central requirement for superior stewardship. The Relational Funds believe the Board has failed to provide good stewardship over the assets of the Company and therefore the Company would benefit from having significant independent shareholder representation on the Board. The failure of stewardship is engendered by poor corporate governance, including the classified Board structure and conflict of interests embedded in the current compensation structure.

        The Relational Funds also fear that stewardship of the Company's assets may be driven as much or more by the interests of the current Board and management in protecting or enhancing the current compensation arrangements and perquisites of office rather than by the interests of the Company's shareholders. The recent adjustments to the EVA formula, and recent changes in the Company's corporate strategy, also raise concerns that such decisions may benefit the officers and directors at the expense of the Company's shareholders.

        The Relational Funds Nominees will aggressively work to align the Company's corporate governance with shareholder interests and correct any and all conflicts of interest. The Relational Funds Nominees also will demand that any and all tactical and strategic decisions are not reactionary, are in the long-term best interest of shareholders, and are not driven by short-term compensation or employment considerations.

The Need for Improvement

        The Relational Funds believe the concerns and failures enumerated above have caused the current depressed value of the Company's stock. If elected, the Nominees will address two glaring needs: the need to restore investor confidence and the need for stronger stewardship.

  Restoring Confidence via Significant Independent Shareholder Representation

        The Relational Funds believe that significant independent shareholder representation on the Board is necessary to restore confidence in the Company and assure the implementation of a disciplined capital allocation program (referred to as the "Program"). Key components of the Program include:

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  benchmarking future acquisitions and disciplining capital allocation decisions;

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  improving operating margins of existing businesses;

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  delevering the balance sheet to allow distribution of free cash flow to shareholders;

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  linking executive compensation to shareholder returns; and

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  eliminating conflicts of interest inherent in the current non-employee director compensation plan, including those described above.

  The Need for Stronger Stewardship

        The Relational Funds believe that stronger stewardship at the Board level is necessary. If elected as directors of the Company, Messrs. Batchelder and Whitworth, the Relational Funds Nominees, will seek to:

  •
  revise the Company's director compensation arrangements to assure that directors have no personal financial interest in maximizing the bonus or other compensation paid to the Chief Executive Officer;

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  cause the Company to make full and accurate disclosure of the basis for compensation of executive officers; and

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  revise, if necessary, the basis for executive compensation to assure that the Company's executives are fairly and properly rewarded for their contributions to enhancing shareholder value.

        Messrs. Batchelder and Whitworth intend to be active, engaged and fully-informed directors. They will recommend and seek to accomplish such other actions as may be necessary to assure that shareholders receive full and accurate information concerning the Company's compensation, management and business practices, and to assure the Company's business and affairs are at all times conducted in accordance with the best interests of its shareholders.

VOTE REQUIRED AND VOTES PER SHARE

        The presence, in person or by proxy, of the holders of one-third of the total number of shares of Common Stock issued and outstanding will constitute a quorum at the 2005 Annual Meeting. Based on the Company's 2004 Proxy Statement, the Company will treat proxies returned with votes withheld or abstentions as shares present at the 2005 Annual Meeting and will count them in determining the presence of a quorum. Based on the Company's 2004 Proxy Statement, the Company will treat proxies submitted by banks, brokers or other nominee holders who do not indicate a vote because they have not received voting instructions from the beneficial owners of the shares and do not have discretionary voting power (so-called "broker non-votes") as "shares present" for purposes of determining the presence of a quorum.

        The affirmative vote of a majority of the total shares represented in person or by proxy and entitled to vote at the 2005 Annual Meeting is required for the election of directors. Votes withheld for director nominees will therefore count as votes against a nominee. Based on the Company's 2004 Proxy Statement, the Company will treat broker non-votes as shares not voted and not having the power to vote, and therefore they will not affect the outcome of the election. Each outstanding share of

Common Stock is entitled to one vote on the election of directors and each other matter before the 2005 Annual Meeting.

CERTAIN INFORMATION CONCERNING THE RELATIONAL FUNDS
AND THE OTHER PARTICIPANTS IN THE SOLICITATION

        Information concerning the Relational Funds, each of whom may be deemed "participants in the solicitation" as defined in the proxy rules promulgated by the Commission under the Securities Exchange Act of 1934, as amended, and their affiliates and associates, is set forth in Appendix A attached hereto.

        The Relational Funds, and each of their affiliates and associates, intend to vote the shares of Common Stock beneficially owned by them FOR the Relational Funds Nominees.

CERTAIN INTERESTS IN THE PROPOSAL AND
WITH RESPECT TO SECURITIES OF THE ISSUER

        To the knowledge of the Relational Funds, no Relational Fund nor any associates or controlling persons thereof or other persons who may be deemed participants in the solicitation of proxies for the Relational Funds for the 2005 Annual Meeting are or have within the past year been parties to any contracts, arrangements, understandings or relationships (legal or otherwise) with respect to any securities of the Company, except as described in Appendix Aattached hereto.

        To the knowledge of the Relational Funds, no Relational Fund nor any associates or controlling persons thereof or other persons who are or may be deemed participants in the solicitation of proxies for the Relational Funds for the 2005 Annual Meeting has any arrangement or understanding with any person with respect to future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

PRINCIPAL SHAREHOLDERS

        The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned by each person known to the Relational Funds as of November 15, 2004 to be the beneficial owner of more than five percent of the outstanding shares of Common Stock. This information is based solely on information contained in documents filed with the Commission by or on behalf of such persons. As of November 15, 2004, the Relational Funds beneficially owned an aggregate of 4,256,645 shares (or approximately 5.67% of the outstanding shares of Common Stock), as described elsewhere in this proxy statement. Accordingly, the Relational Funds are not included in the following table, as their individual and aggregate share ownership is described in detail elsewhere in this proxy statement.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class(1)
Atlantic Investment Management, Inc.(2) 666 Fifth Avenue New York, New York 10103	5,432,000	7.14%
FMR Corp.(3) 89 Devonshire Street Boston, Massachusetts 02109	8,066,681	10.598%

(1)
Total outstanding shares of Common Stock for purposes of this table include 75,136,350 shares outstanding as of October 28, 2004 (as reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004).

(2)
This amount includes: (i) 1,044,830 shares (1.4%) of Common Stock beneficially owned by AJR International (BVI), Inc., a British Virgin Islands company, (ii) 552,150 shares (0.7%) beneficially owned by Quest Capital Partners, L.P., a Delaware limited partnership, (iii) 1,533,970 shares (2.0%) beneficially owned by Cambrian Fund (BVI), Ltd., a British Virgin Islands company, (iv) 666,730 shares (0.9%) beneficially owned by Cambrian Partners, L.P., a Delaware limited partnership, (v) 1,628,320 shares (2.1%) held in several managed accounts and (vi) 2,400 shares (0.003%) beneficially owned by Atlantic Investment Management's 401k/Profit Sharing Plan. In addition, the sole shareholder of Atlantic Investment Management, Mr. Alexander J. Roepers, beneficially owns 3,600 shares (0.005%). Atlantic Investment Management, serving as the investment advisor of the foregoing parties and the Managed Accounts, has sole voting and dispositive power over all Shares beneficially owned by such parties or held in the Managed Accounts. This information is taken entirely from the Schedule 13D/A filed by Atlantic Investment Management with the SEC on September 13, 2004.

(3)
This amount includes: (i) 7,575,251 shares (9.953%) of Common Stock beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, (ii) 295,230 shares (0.388%) of Common Stock beneficially owned by Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 and (iii) 196,200 shares (0.258%) of Common Stock beneficially owned by Fidelity International Limited, a Bermudan joint stock company and investment adviser to various investment companies and certain institutional investors. FMR Corp., through its control of Fidelity Management & Research Company, and Edward C. Johnson, as chairman and 49% owner of FMR Corp., each has the sole power to dispose of the 7,575,251 shares beneficially owned by Fidelity Management & Research Company. Neither FMR Corp. nor Edward C. Johnson has the sole power to vote or direct voting of the shares beneficially owned by Fidelity Management & Research Company, which power resides with the various Funds' Boards of Trustees Edward C. Johnson and FMR Corp., through its control of Fidelity Trust Company, each has the sole dispositive power over 295,230 shares and sole power to vote or to direct the voting of 295,230 shares of Common Stock beneficially owned by Fidelity Management Trust Company. Fidelity International Limited currently operates as an entity independent of FMR Corp., however, a partnership owned by Edward C. Johnson, chairman of FMR Corp., owns shares of Fidelity International Limited voting stock with the right to cast approximately 39.89% of the total votes which may be cast by all holders of such stock. In addition, Mr. Johnson is chairman of Fidelity International Limited. FMR Corp. and Fidelity International are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934, however, FMR Corp. made the filing on a voluntary basis as if all of the shares are beneficially owned by FMR Corp. and Fidelity International on a joint basis. This information is taken entirely from the Schedule 13G filing by FMR Corp. with the SEC on October 12, 2004.

SECURITY OWNERSHIP BY DIRECTORS AND MANAGEMENT

        The following table sets forth the Common Stock believed by the Relational Funds to be beneficially owned by all directors, nominees and named executive officers of the Company, and the directors, nominees and executive officers of the Company as a group as of February 29, 2004. This information is based solely on information contained in the 2004 Proxy Statement filed by the Company on March 17, 2004 and the 75,136,350 shares outstanding as of October 28, 2004 as reported in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004. Shares "beneficially owned" include shares of Common Stock which management had a right to acquire within 60 days of February 29, 2004 by the exercise of options granted under the Company's stock option plans.

        Except as otherwise noted in a footnote below, each director, nominee and executive officer has sole voting and investment power with respect to the number of shares of Common Stock set forth opposite his or her name in the table.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership of Common Stock(1)		Percent of Class
John B. Blystone	3,197,962	(2)	4.3%
J. Kermit Campbell	39,034	(3)	*
Jay Caraviello	83,420	(4)	*
Sara R. Coffin	35,592	(5)	*
Robert B. Foreman	191,701	(6)	*
Emerson U. Fullwood	20,400	(7)	*
Charles E. Johnson II	108,050	(8)	*
Christopher J. Kearney	477,872	(9)	*
Patrick J. O'Leary	635,005	(10)	*
David P. Williams	42,500	(11)	*
All directors and executive officers of the Company as a group (13 persons)	5,481,761	(12)	7.3%

*
Less than 1%

(1)
Except as indicated otherwise in the following notes, shares shown as beneficially owned are those as to which the named persons possess sole voting and investment power. However, under the laws of California and certain other states, personal property owned by a married person may be community property which either spouse may manage and control, and the Company has no information as to whether any shares shown in this table are subject to community property laws.

(2)
Includes 2,053,973 shares Mr. Blystone has the right to acquire within 60 days through the exercise of stock options.

(3)
Includes 25,824 shares which Mr. Campbell has the right to acquire within 60 days through the exercise of stock options.

(4)
Includes 58,000 shares which Mr. Caraviello has the right to acquire within 60 days through the exercise of stock options.

(5)
Includes 29,812 shares which Ms. Coffin has the right to acquire within 60 days through the exercise of stock options.

(6)
Includes 154,629 shares which Mr. Foreman has the right to acquire within 60 days through the exercise of stock options.

(7)
Includes 20,000 shares which Mr. Fullwood has the right to acquire within 60 days through the exercise of stock options.

(8)
Includes 26,918 shares which Mr. Johnson has the right to acquire within 60 days through the exercise of stock options and 38,760 shares owned by Mr. Johnson's wife.

(9)
Includes 420,659 shares which Mr. Kearney has the right to acquire within 60 days through the exercise of stock options. Does not include 642 shares owned by Mr. Kearney's sons as to which Mr. Kearney disclaims beneficial ownership.

(10)
Includes 548,544 shares which Mr. O'Leary has the right to acquire within 60 days through the exercise of stock options.

(11)
Includes 26,978 shares which Mr. Williams has the right to acquire within 60 days through the exercise of stock options.

(12)
Includes 3,927,658 shares the members of the group in the aggregate have the right to acquire within 60 days through the exercise of stock options.

PROXY SOLICITATION EXPENSES

        Proxies may be solicited by the Relational Funds and partners, members and employees of the Relational Funds by mail, telephone, telecopier, the Internet and personal solicitation. Regular employees of the Relational Funds and their affiliates may solicit proxies on behalf of the Relational Funds, although they will not receive additional compensation for any such efforts. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the Relational Funds' solicitation material to customers for whom such persons hold shares of Common Stock, and the Relational Funds will reimburse them for their reasonable out-of-pocket expenses for doing so.

        The entire expense of preparing, assembling, printing and mailing this proxy statement and related materials, and the cost of soliciting proxies for the proposals endorsed by the Relational Funds, will be borne by the Relational Funds. The Relational Funds currently estimate such expenses to be $125,000 (including professional fees and expenses, but excluding any costs represented by salaries and wages of regular employees of the Relational Funds and its affiliates), but this amount would increase if the Relational Funds retain the services of a proxy solicitor, as described below. The total expenditures incurred to date by the Relational Funds have been approximately $25,000. The Relational Funds do not intend to seek reimbursement from the Company for Relational Funds' expenses.

        As of the date hereof, the Relational Funds and their affiliates have not retained a proxy solicitor. However, the Relational Funds anticipate that they will retain the services of a proxy solicitor to solicit proxies with respect to the 2005 Annual Meeting. The Relational Funds anticipate that any such proxy solicitor will be paid fees and receive indemnification customary for such an engagement. Information regarding the identity of any such proxy solicitor, the material features of the contract or arrangement with the proxy solicitor and other required information will be set forth in an amendment to this proxy statement.

STOCKHOLDERS' PROPOSALS IN COMPANY'S PROXY STATEMENT

        According to the Company's 2004 Proxy Statement, stockholder proposals for inclusion in the Company's proxy materials for the 2005 Annual Meeting must comply with the proxy rules of the Securities and Exchange Commission and must be submitted in writing to the Company's Secretary at 13515 Ballantyne Corporate Place, Charlotte, North Carolina 28277, no later than November 17, 2004. According to the Company's 2004 Proxy Statement, stockholders who want to bring a proposal before the 2005 Annual Meeting but do not want the proposal included in the Company's proxy materials for the 2005 Annual Meeting, must submit the proposal in writing to the Company's Secretary at the same address no earlier than November 29, 2004 but no later than December 29, 2004.

Dated: November 15, 2004

Sincerely,
Your Fellow Stockholders:

Relational Investors, L.P.
Relational Investors LLC
Relational Partners, L.P.
Relational Fund Partners, L.P.
Relational Coast Partners, L.P.
RH Fund 1, L.P.
RH Fund 2, L.P.
RH Fund 4, L.P.
RH Fund 6, L.P.
RH Fund 7, L.P.
Relational Investors III, L.P.
Relational Investors VIII, L.P.
Relational Investors X, L.P.
Relational Investors XI, L.P.
Relational Investors XII, L.P.
David H. Batchelder
Ralph V. Whitworth
Joel L. Reed
James J. Zehentbauer

APPENDIX A

        The following information relates to:

  •
  Relational Investors LLC, a Delaware limited liability company;

  •
  Relational Investors, L.P., a Delaware limited partnership;

  •
  Relational Fund Partners, L.P., a Delaware limited partnership;

  •
  Relational Coast Partners, L.P., a Delaware limited partnership;

  •
  Relational Partners, L.P., a Delaware limited partnership;

  •
  RH Fund 1, L.P., a Delaware limited partnership;

  •
  RH Fund 2, L.P., a Delaware limited partnership;

  •
  RH Fund 4, L.P., a Delaware limited partnership;

  •
  RH Fund 6, L.P., a Delaware limited partnership;

  •
  RH Fund 7, L.P., a Delaware limited partnership;

  •
  Relational Investors III, L.P., a Delaware limited partnership;

  •
  Relational Investors VIII, L.P., a Delaware limited partnership;

  •
  Relational Investors X, L.P., a Delaware limited partnership;

  •
  Relational Investors XI, L.P., a Delaware limited partnership;

  •
  Relational Investors XII, L.P., a Delaware limited partnership;

  •
  David H. Batchelder, a natural person, a principal of Relational Investors LLC and a nominee for the Board of Directors of the Company;

  •
  Ralph V. Whitworth, a natural person, a principal of Relational Investors LLC and a nominee for the Board of Directors of the Company;

  •
  Joel L. Reed, a natural person, a principal of Relational Investors LLC and a principal of Relational Advisors LLC; and

  •
  James J. Zehentbauer, a natural person, a principal of Relational Investors LLC and a principal of Relational Advisors LLC.

        The foregoing persons are referred to collectively as the "Relational Funds".

        The principal business of Relational Investors LLC is being the sole general partner of Relational Investors, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., Relational Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors VIII, L.P., Relational Investors XI, L.P., Relational Investors XII, L.P., and the sole managing member of the general partners of Relational Investors III, L.P and Relational Investors X, L.P. The principal business of each of Relational Investors, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., Relational Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P. and Relational Investors XII, L.P. is investing in securities.

        The principal place of business and principal office of each of the foregoing entities is located at 11975 El Camino Real, Suite 300, San Diego, CA 92130.

A-1

        Relational Investors LLC manages investment accounts for clients, which include members of the management of Relational Investors LLC, Relational Investors, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., Relational Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P., Relational Investors XII, L.P., and affiliated and associated persons as well as unaffiliated individual and institutional clients. Relational Investors LLC has caused investment accounts of certain of its clients and limited partnerships (collectively, "Clients"), over which it has discretion, to acquire Common Stock. The Relational Funds have voting and disposition power over the Common Stock held in these accounts and by these limited partnerships and, accordingly, may be deemed the beneficial owner for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, of the Common Stock held in such accounts and by such limited partnerships. Except for such deemed beneficial ownership and except as described below, none of Relational Investors LLC, Relational Investors, L.P., Relational Fund Partners, L.P., Relational Coast Partners, L.P., Relational Partners, L.P., RH Fund 1, L.P., RH Fund 2, L.P., RH Fund 4, L.P., RH Fund 6, L.P., RH Fund 7, L.P., Relational Investors III, L.P., Relational Investors VIII, L.P., Relational Investors X, L.P., Relational Investors XI, L.P., Relational Investors XII, L.P. or any of their members, partners or associates or such members' or partners' associates, own any Common Stock or other securities of the Company.

        The present principal occupation of each of David H. Batchelder, Ralph V. Whitworth and James J. Zehentbauer is serving as a principal of Relational Investors LLC. The present principal occupation of Joel L. Reed is serving as principal of Relational Advisors LLC. The business address of Messrs. Batchelder, Whitworth, Zehentbauer and Reed is 11975 El Camino Real, Suite 300, San Diego, CA 92130.

A-2

APPENDIX B

        The following is a summary of all transactions in Company securities over the last two years by the Relational Funds. Company securities are purchased with capital of the purchaser and, from time to time, securities may be purchased with margin borrowings under margin accounts established for three of the managed client accounts and four of the Relational Funds with Credit Suisse First Boston Corporation ("CSFBC"). These borrowings are secured by a pledge of all securities, instruments, credit balances, commodities and other property, and all proceeds of the foregoing, held by the purchaser in its customer account with CSFBC. Since the margin borrowings are not specifically attributable to, identified with or secured solely by Company securities, it is not practicable to determine how much, if any, of any margin borrowings are attributable or should be allocated to the purchase of Company securities.

Date	Transaction	Purchaser	Number of Shares
3/1/2004	Purchase	David H. Batchelder Trust	962
3/2/2004	Purchase	David H. Batchelder Trust	962
3/3/2004	Purchase	David H. Batchelder Trust	719
4/7/2004	Purchase	David H. Batchelder Trust	334
4/8/2004	Purchase	David H. Batchelder Trust	298
4/13/2004	Purchase	David H. Batchelder Trust	238
4/14/2004	Purchase	David H. Batchelder Trust	103
4/15/2004	Purchase	David H. Batchelder Trust	64
4/16/2004	Purchase	David H. Batchelder Trust	213
4/19/2004	Purchase	David H. Batchelder Trust	84
4/20/2004	Purchase	David H. Batchelder Trust	178
4/21/2004	Purchase	David H. Batchelder Trust	224
4/29/2004	Purchase	David H. Batchelder Trust	45
4/30/2004	Purchase	David H. Batchelder Trust	934
11/1/2004	Purchase	David H. Batchelder Trust	948
11/2/2004	Purchase	David H. Batchelder Trust	715
11/3/2004	Purchase	David H. Batchelder Trust	475
11/4/2004	Purchase	David H. Batchelder Trust	1,428
11/5/2004	Purchase	David H. Batchelder Trust	617
11/8/2004	Purchase	David H. Batchelder Trust	166
11/9/2004	Purchase	David H. Batchelder Trust	141
11/10/2004	Purchase	David H. Batchelder Trust	166
3/1/2004	Purchase	Relational Coast Partners, L.P.	10,135
3/1/2004	Purchase	Relational Coast Partners, L.P.	1,251
3/2/2004	Purchase	Relational Coast Partners, L.P.	10,135
3/2/2004	Purchase	Relational Coast Partners, L.P.	1,251
3/3/2004	Purchase	Relational Coast Partners, L.P.	7,601
3/3/2004	Purchase	Relational Coast Partners, L.P.	939
4/7/2004	Purchase	Relational Coast Partners, L.P.	3,520
4/7/2004	Purchase	Relational Coast Partners, L.P.	435
4/8/2004	Purchase	Relational Coast Partners, L.P.	3,143
4/8/2004	Purchase	Relational Coast Partners, L.P.	388
4/13/2004	Purchase	Relational Coast Partners, L.P.	2,514
4/13/2004	Purchase	Relational Coast Partners, L.P.	311
4/14/2004	Purchase	Relational Coast Partners, L.P.	1,081
4/14/2004	Purchase	Relational Coast Partners, L.P.	134
4/15/2004	Purchase	Relational Coast Partners, L.P.	679

4/15/2004	Purchase	Relational Coast Partners, L.P.	84
4/16/2004	Purchase	Relational Coast Partners, L.P.	2,222
4/16/2004	Purchase	Relational Coast Partners, L.P.	275
4/19/2004	Purchase	Relational Coast Partners, L.P.	890
4/19/2004	Purchase	Relational Coast Partners, L.P.	110
4/20/2004	Purchase	Relational Coast Partners, L.P.	1,886
4/20/2004	Purchase	Relational Coast Partners, L.P.	233
4/21/2004	Purchase	Relational Coast Partners, L.P.	2,366
4/21/2004	Purchase	Relational Coast Partners, L.P.	292
4/29/2004	Purchase	Relational Coast Partners, L.P.	463
4/29/2004	Purchase	Relational Coast Partners, L.P.	57
4/30/2004	Purchase	Relational Coast Partners, L.P.	9,831
4/30/2004	Purchase	Relational Coast Partners, L.P.	1,215
11/1/2004	Purchase	Relational Coast Partners, L.P.	1,988
11/1/2004	Purchase	Relational Coast Partners, L.P.	323
11/2/2004	Purchase	Relational Coast Partners, L.P.	1,491
11/2/2004	Purchase	Relational Coast Partners, L.P.	242
11/3/2004	Purchase	Relational Coast Partners, L.P.	994
11/3/2004	Purchase	Relational Coast Partners, L.P.	161
11/4/2004	Purchase	Relational Coast Partners, L.P.	2,982
11/4/2004	Purchase	Relational Coast Partners, L.P.	484
11/5/2004	Purchase	Relational Coast Partners, L.P.	1,292
11/5/2004	Purchase	Relational Coast Partners, L.P.	210
11/8/2004	Purchase	Relational Coast Partners, L.P.	348
11/8/2004	Purchase	Relational Coast Partners, L.P.	56
11/9/2004	Purchase	Relational Coast Partners, L.P.	299
11/9/2004	Purchase	Relational Coast Partners, L.P.	48
11/10/2004	Purchase	Relational Coast Partners, L.P.	348
11/10/2004	Purchase	Relational Coast Partners, L.P.	56
3/1/2004	Purchase	Relational Fund Partners, L.P.	4,904
3/2/2004	Purchase	Relational Fund Partners, L.P.	4,904
3/3/2004	Purchase	Relational Fund Partners, L.P.	3,678
4/7/2004	Purchase	Relational Fund Partners, L.P.	1,638
4/8/2004	Purchase	Relational Fund Partners, L.P.	1,463
4/13/2004	Purchase	Relational Fund Partners, L.P.	1,170
4/14/2004	Purchase	Relational Fund Partners, L.P.	503
4/15/2004	Purchase	Relational Fund Partners, L.P.	316
4/16/2004	Purchase	Relational Fund Partners, L.P.	1,034
4/19/2004	Purchase	Relational Fund Partners, L.P.	414
4/20/2004	Purchase	Relational Fund Partners, L.P.	878
4/21/2004	Purchase	Relational Fund Partners, L.P.	1,101
4/29/2004	Purchase	Relational Fund Partners, L.P.	215
4/30/2004	Purchase	Relational Fund Partners, L.P.	4,575
11/1/2004	Purchase	Relational Fund Partners, L.P.	1,546
11/2/2004	Purchase	Relational Fund Partners, L.P.	1,159
11/3/2004	Purchase	Relational Fund Partners, L.P.	773
11/4/2004	Purchase	Relational Fund Partners, L.P.	2,318
11/5/2004	Purchase	Relational Fund Partners, L.P.	1,005
11/8/2004	Purchase	Relational Fund Partners, L.P.	270

11/9/2004	Purchase	Relational Fund Partners, L.P.	232
11/10/2004	Purchase	Relational Fund Partners, L.P.	270
3/1/2004	Purchase	Relational Investors III, L.P.	4,078
3/2/2004	Purchase	Relational Investors III, L.P.	4,078
3/3/2004	Purchase	Relational Investors III, L.P.	3,059
4/7/2004	Purchase	Relational Investors III, L.P.	1,572
4/8/2004	Purchase	Relational Investors III, L.P.	1,403
4/13/2004	Purchase	Relational Investors III, L.P.	1,123
4/14/2004	Purchase	Relational Investors III, L.P.	483
4/15/2004	Purchase	Relational Investors III, L.P.	303
4/16/2004	Purchase	Relational Investors III, L.P.	992
4/19/2004	Purchase	Relational Investors III, L.P.	397
4/20/2004	Purchase	Relational Investors III, L.P.	842
4/21/2004	Purchase	Relational Investors III, L.P.	1,056
4/29/2004	Purchase	Relational Investors III, L.P.	207
4/30/2004	Purchase	Relational Investors III, L.P.	4,389
9/2/2004	Purchase	Relational Investors III, L.P.	10,440
11/1/2004	Purchase	Relational Investors III, L.P.	1,604
11/2/2004	Purchase	Relational Investors III, L.P.	1,203
11/3/2004	Purchase	Relational Investors III, L.P.	802
11/4/2004	Purchase	Relational Investors III, L.P.	2,405
11/5/2004	Purchase	Relational Investors III, L.P.	1,042
11/8/2004	Purchase	Relational Investors III, L.P.	281
11/9/2004	Purchase	Relational Investors III, L.P.	241
11/10/2004	Purchase	Relational Investors III, L.P.	281
3/1/2004	Purchase	Relational Investors LLC*	6,577
3/1/2004	Purchase	Relational Investors LLC*	21,939
3/1/2004	Purchase	Relational Investors LLC*	29
3/1/2004	Purchase	Relational Investors LLC*	72
3/1/2004	Purchase	Relational Investors LLC*	30,052
3/2/2004	Purchase	Relational Investors LLC*	30,052
3/2/2004	Purchase	Relational Investors LLC*	6,577
3/2/2004	Purchase	Relational Investors LLC*	21,939
3/2/2004	Purchase	Relational Investors LLC*	29
3/2/2004	Purchase	Relational Investors LLC*	72
3/3/2004	Purchase	Relational Investors LLC*	22,539
3/3/2004	Purchase	Relational Investors LLC*	4,933
3/3/2004	Purchase	Relational Investors LLC*	16,454
3/3/2004	Purchase	Relational Investors LLC*	22
3/3/2004	Purchase	Relational Investors LLC*	54
4/7/2004	Purchase	Relational Investors LLC*	10,681
4/7/2004	Purchase	Relational Investors LLC*	2,333
4/7/2004	Purchase	Relational Investors LLC*	7,833
4/7/2004	Purchase	Relational Investors LLC*	10
4/8/2004	Purchase	Relational Investors LLC*	9,536
4/8/2004	Purchase	Relational Investors LLC*	2,083
4/8/2004	Purchase	Relational Investors LLC*	6,994
4/8/2004	Purchase	Relational Investors LLC*	9
4/13/2004	Purchase	Relational Investors LLC*	7,629

4/13/2004	Purchase	Relational Investors LLC*	1,667
4/13/2004	Purchase	Relational Investors LLC*	5,595
4/13/2004	Purchase	Relational Investors LLC*	7
4/14/2004	Purchase	Relational Investors LLC*	3,280
4/14/2004	Purchase	Relational Investors LLC*	717
4/14/2004	Purchase	Relational Investors LLC*	2,406
4/14/2004	Purchase	Relational Investors LLC*	3
4/15/2004	Purchase	Relational Investors LLC*	2,060
4/15/2004	Purchase	Relational Investors LLC*	450
4/15/2004	Purchase	Relational Investors LLC*	1,511
4/15/2004	Purchase	Relational Investors LLC*	2
4/16/2004	Purchase	Relational Investors LLC*	6,744
4/16/2004	Purchase	Relational Investors LLC*	1,473
4/16/2004	Purchase	Relational Investors LLC*	4,946
4/16/2004	Purchase	Relational Investors LLC*	6
4/19/2004	Purchase	Relational Investors LLC*	2,701
4/19/2004	Purchase	Relational Investors LLC*	590
4/19/2004	Purchase	Relational Investors LLC*	1,981
4/19/2004	Purchase	Relational Investors LLC*	3
4/20/2004	Purchase	Relational Investors LLC*	5,722
4/20/2004	Purchase	Relational Investors LLC*	1,250
4/20/2004	Purchase	Relational Investors LLC*	4,196
4/20/2004	Purchase	Relational Investors LLC*	5
4/21/2004	Purchase	Relational Investors LLC*	7,179
4/21/2004	Purchase	Relational Investors LLC*	1,568
4/21/2004	Purchase	Relational Investors LLC*	5,265
4/21/2004	Purchase	Relational Investors LLC*	7
4/29/2004	Purchase	Relational Investors LLC*	1,404
4/29/2004	Purchase	Relational Investors LLC*	307
4/29/2004	Purchase	Relational Investors LLC*	1,030
4/29/2004	Purchase	Relational Investors LLC*	1
4/30/2004	Purchase	Relational Investors LLC*	29,829
4/30/2004	Purchase	Relational Investors LLC*	6,516
4/30/2004	Purchase	Relational Investors LLC*	21,878
4/30/2004	Purchase	Relational Investors LLC*	28
9/2/2004	Purchase	Relational Investors LLC*	82,680
11/1/2004	Purchase	Relational Investors LLC*	13,455
11/1/2004	Purchase	Relational Investors LLC*	1,916
11/1/2004	Purchase	Relational Investors LLC*	12,465
11/1/2004	Purchase	Relational Investors LLC*	22
11/2/2004	Purchase	Relational Investors LLC*	10,091
11/2/2004	Purchase	Relational Investors LLC*	1,437
11/2/2004	Purchase	Relational Investors LLC*	9,349
11/2/2004	Purchase	Relational Investors LLC*	16
11/3/2004	Purchase	Relational Investors LLC*	6,728
11/3/2004	Purchase	Relational Investors LLC*	958
11/3/2004	Purchase	Relational Investors LLC*	6,233
11/3/2004	Purchase	Relational Investors LLC*	11
11/4/2004	Purchase	Relational Investors LLC*	20,183

11/4/2004	Purchase	Relational Investors LLC*	2,874
11/4/2004	Purchase	Relational Investors LLC*	18,698
11/4/2004	Purchase	Relational Investors LLC*	33
11/5/2004	Purchase	Relational Investors LLC*	8,746
11/5/2004	Purchase	Relational Investors LLC*	1,246
11/5/2004	Purchase	Relational Investors LLC*	8,103
11/5/2004	Purchase	Relational Investors LLC*	14
11/8/2004	Purchase	Relational Investors LLC*	2,355
11/8/2004	Purchase	Relational Investors LLC*	335
11/8/2004	Purchase	Relational Investors LLC*	2,181
11/8/2004	Purchase	Relational Investors LLC*	4
11/9/2004	Purchase	Relational Investors LLC*	2,018
11/9/2004	Purchase	Relational Investors LLC*	287
11/9/2004	Purchase	Relational Investors LLC*	1,870
11/9/2004	Purchase	Relational Investors LLC*	3
11/10/2004	Purchase	Relational Investors LLC*	2,355
11/10/2004	Purchase	Relational Investors LLC*	335
11/10/2004	Purchase	Relational Investors LLC*	2,181
11/10/2004	Purchase	Relational Investors LLC*	4
6/4/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/7/2004	Purchase	Relational Investors VIII, L.P.	25,000
6/14/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/16/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/17/2004	Purchase	Relational Investors VIII, L.P.	65,000
6/18/2004	Purchase	Relational Investors VIII, L.P.	100,000
6/21/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/22/2004	Purchase	Relational Investors VIII, L.P.	50,000
6/23/2004	Purchase	Relational Investors VIII, L.P.	60,000
6/28/2004	Purchase	Relational Investors VIII, L.P.	61,400
7/2/2004	Purchase	Relational Investors VIII, L.P.	14,500
7/6/2004	Purchase	Relational Investors VIII, L.P.	93,000
11/1/2004	Purchase	Relational Investors VIII, L.P.	40,834
11/2/2004	Purchase	Relational Investors VIII, L.P.	30,626
11/3/2004	Purchase	Relational Investors VIII, L.P.	20,417
11/4/2004	Purchase	Relational Investors VIII, L.P.	61,251
11/5/2004	Purchase	Relational Investors VIII, L.P.	26,542
11/8/2004	Purchase	Relational Investors VIII, L.P.	7,146
11/9/2004	Purchase	Relational Investors VIII, L.P.	6,125
11/10/2004	Purchase	Relational Investors VIII, L.P.	7,146
10/1/2004	Purchase	Relational Investors X, L.P.	32,998
11/1/2004	Purchase	Relational Investors X, L.P.	6,312
11/2/2004	Purchase	Relational Investors X, L.P.	4,734
11/3/2004	Purchase	Relational Investors X, L.P.	3,156
11/4/2004	Purchase	Relational Investors X, L.P.	9,468
11/5/2004	Purchase	Relational Investors X, L.P.	4,103
11/8/2004	Purchase	Relational Investors X, L.P.	1,105
11/9/2004	Purchase	Relational Investors X, L.P.	947
11/10/2004	Purchase	Relational Investors X, L.P.	1,105
9/21/2004	Purchase	Relational Investors XI, L.P.	115,000

11/1/2004	Purchase	Relational Investors XI, L.P.	9,895
11/2/2004	Purchase	Relational Investors XI, L.P.	7,421
11/3/2004	Purchase	Relational Investors XI, L.P.	4,948
11/4/2004	Purchase	Relational Investors XI, L.P.	14,843
11/5/2004	Purchase	Relational Investors XI, L.P.	6,432
11/8/2004	Purchase	Relational Investors XI, L.P.	1,732
11/9/2004	Purchase	Relational Investors XI, L.P.	1,484
11/10/2004	Purchase	Relational Investors XI, L.P.	1,732
10/1/2004	Purchase	Relational Investors XII, L.P.	56,894
11/1/2004	Purchase	Relational Investors XII, L.P.	3,866
11/2/2004	Purchase	Relational Investors XII, L.P.	2,899
11/3/2004	Purchase	Relational Investors XII, L.P.	1,933
11/4/2004	Purchase	Relational Investors XII, L.P.	5,799
11/5/2004	Purchase	Relational Investors XII, L.P.	2,513
11/8/2004	Purchase	Relational Investors XII, L.P.	676
11/9/2004	Purchase	Relational Investors XII, L.P.	580
11/10/2004	Purchase	Relational Investors XII, L.P.	676
3/1/2004	Purchase	Relational Investors, L.P.	115,318
3/2/2004	Purchase	Relational Investors, L.P.	115,318
3/3/2004	Purchase	Relational Investors, L.P.	86,489
4/7/2004	Purchase	Relational Investors, L.P.	40,079
4/8/2004	Purchase	Relational Investors, L.P.	35,785
4/13/2004	Purchase	Relational Investors, L.P.	28,628
4/14/2004	Purchase	Relational Investors, L.P.	12,310
4/15/2004	Purchase	Relational Investors, L.P.	7,729
4/16/2004	Purchase	Relational Investors, L.P.	25,307
4/19/2004	Purchase	Relational Investors, L.P.	10,134
4/20/2004	Purchase	Relational Investors, L.P.	21,471
4/21/2004	Purchase	Relational Investors, L.P.	26,939
4/29/2004	Purchase	Relational Investors, L.P.	5,267
4/30/2004	Purchase	Relational Investors, L.P.	111,934
11/1/2004	Purchase	Relational Investors, L.P.	38,519
11/2/2004	Purchase	Relational Investors, L.P.	28,889
11/3/2004	Purchase	Relational Investors, L.P.	19,259
11/4/2004	Purchase	Relational Investors, L.P.	57,777
11/5/2004	Purchase	Relational Investors, L.P.	25,037
11/8/2004	Purchase	Relational Investors, L.P.	6,741
11/9/2004	Purchase	Relational Investors, L.P.	5,778
11/10/2004	Purchase	Relational Investors, L.P.	6,741
3/1/2004	Purchase	Relational Partners, L.P.	3,966
3/2/2004	Purchase	Relational Partners, L.P.	3,966
3/3/2004	Purchase	Relational Partners, L.P.	2,975
4/7/2004	Purchase	Relational Partners, L.P.	1,379
4/8/2004	Purchase	Relational Partners, L.P.	1,231
4/13/2004	Purchase	Relational Partners, L.P.	985
4/14/2004	Purchase	Relational Partners, L.P.	423
4/15/2004	Purchase	Relational Partners, L.P.	266
4/16/2004	Purchase	Relational Partners, L.P.	870
4/19/2004	Purchase	Relational Partners, L.P.	349

4/20/2004	Purchase	Relational Partners, L.P.	739
4/21/2004	Purchase	Relational Partners, L.P.	927
4/29/2004	Purchase	Relational Partners, L.P.	181
4/30/2004	Purchase	Relational Partners, L.P.	3,850
11/1/2004	Purchase	Relational Partners, L.P.	1,286
11/2/2004	Purchase	Relational Partners, L.P.	964
11/3/2004	Purchase	Relational Partners, L.P.	643
11/4/2004	Purchase	Relational Partners, L.P.	1,928
11/5/2004	Purchase	Relational Partners, L.P.	836
11/8/2004	Purchase	Relational Partners, L.P.	225
11/9/2004	Purchase	Relational Partners, L.P.	193
11/10/2004	Purchase	Relational Partners, L.P.	225
3/1/2004	Purchase	RH Fund 1, L.P.	63,259
3/2/2004	Purchase	RH Fund 1, L.P.	63,259
3/3/2004	Purchase	RH Fund 1, L.P.	47,444
4/7/2004	Purchase	RH Fund 1, L.P.	22,078
4/8/2004	Purchase	RH Fund 1, L.P.	19,713
4/13/2004	Purchase	RH Fund 1, L.P.	15,770
4/14/2004	Purchase	RH Fund 1, L.P.	6,781
4/15/2004	Purchase	RH Fund 1, L.P.	4,258
4/16/2004	Purchase	RH Fund 1, L.P.	13,941
4/19/2004	Purchase	RH Fund 1, L.P.	5,582
4/20/2004	Purchase	RH Fund 1, L.P.	11,828
4/21/2004	Purchase	RH Fund 1, L.P.	14,840
4/29/2004	Purchase	RH Fund 1, L.P.	2,901
4/30/2004	Purchase	RH Fund 1, L.P.	61,661
7/12/2004	Purchase	RH Fund 1, L.P.	58,400
10/1/2004	Purchase	RH Fund 1, L.P.	14,033
11/1/2004	Purchase	RH Fund 1, L.P.	25,429
11/2/2004	Purchase	RH Fund 1, L.P.	19,071
11/3/2004	Purchase	RH Fund 1, L.P.	12,714
11/4/2004	Purchase	RH Fund 1, L.P.	38,142
11/5/2004	Purchase	RH Fund 1, L.P.	16,528
11/8/2004	Purchase	RH Fund 1, L.P.	4,450
11/9/2004	Purchase	RH Fund 1, L.P.	3,815
11/10/2004	Purchase	RH Fund 1, L.P.	4,450
3/1/2004	Purchase	RH Fund 2, L.P.	90,435
3/2/2004	Purchase	RH Fund 2, L.P.	90,435
3/3/2004	Purchase	RH Fund 2, L.P.	67,826
4/7/2004	Purchase	RH Fund 2, L.P.	31,452
4/8/2004	Purchase	RH Fund 2, L.P.	28,082
4/13/2004	Purchase	RH Fund 2, L.P.	22,466
4/14/2004	Purchase	RH Fund 2, L.P.	9,660
4/15/2004	Purchase	RH Fund 2, L.P.	6,066
4/16/2004	Purchase	RH Fund 2, L.P.	19,860
4/19/2004	Purchase	RH Fund 2, L.P.	7,953
4/20/2004	Purchase	RH Fund 2, L.P.	16,849
4/21/2004	Purchase	RH Fund 2, L.P.	21,140
4/29/2004	Purchase	RH Fund 2, L.P.	4,133

4/30/2004	Purchase	RH Fund 2, L.P.	87,841
11/1/2004	Purchase	RH Fund 2, L.P.	26,014
11/2/2004	Purchase	RH Fund 2, L.P.	19,510
11/3/2004	Purchase	RH Fund 2, L.P.	13,006
11/4/2004	Purchase	RH Fund 2, L.P.	39,020
11/5/2004	Purchase	RH Fund 2, L.P.	16,908
11/8/2004	Purchase	RH Fund 2, L.P.	4,552
11/9/2004	Purchase	RH Fund 2, L.P.	3,902
11/10/2004	Purchase	RH Fund 2, L.P.	4,552
3/1/2004	Purchase	RH Fund 4, L.P.	15,730
3/2/2004	Purchase	RH Fund 4, L.P.	15,730
3/3/2004	Purchase	RH Fund 4, L.P.	11,798
4/7/2004	Purchase	RH Fund 4, L.P.	5,486
4/8/2004	Purchase	RH Fund 4, L.P.	4,898
4/13/2004	Purchase	RH Fund 4, L.P.	3,918
4/14/2004	Purchase	RH Fund 4, L.P.	1,685
4/15/2004	Purchase	RH Fund 4, L.P.	1,058
4/16/2004	Purchase	RH Fund 4, L.P.	3,464
4/19/2004	Purchase	RH Fund 4, L.P.	1,387
4/20/2004	Purchase	RH Fund 4, L.P.	2,939
4/21/2004	Purchase	RH Fund 4, L.P.	3,687
4/29/2004	Purchase	RH Fund 4, L.P.	721
4/30/2004	Purchase	RH Fund 4, L.P.	15,321
11/1/2004	Purchase	RH Fund 4, L.P.	7,524
11/2/2004	Purchase	RH Fund 4, L.P.	5,643
11/3/2004	Purchase	RH Fund 4, L.P.	3,762
11/4/2004	Purchase	RH Fund 4, L.P.	11,286
11/5/2004	Purchase	RH Fund 4, L.P.	4,891
11/8/2004	Purchase	RH Fund 4, L.P.	1,317
11/9/2004	Purchase	RH Fund 4, L.P.	1,129
11/10/2004	Purchase	RH Fund 4, L.P.	1,317
3/1/2004	Purchase	RH Fund 6, L.P.	19,992
3/2/2004	Purchase	RH Fund 6, L.P.	19,992
3/3/2004	Purchase	RH Fund 6, L.P.	14,994
4/7/2004	Purchase	RH Fund 6, L.P.	7,157
4/8/2004	Purchase	RH Fund 6, L.P.	6,391
4/13/2004	Purchase	RH Fund 6, L.P.	5,112
4/14/2004	Purchase	RH Fund 6, L.P.	2,198
4/15/2004	Purchase	RH Fund 6, L.P.	1,380
4/16/2004	Purchase	RH Fund 6, L.P.	4,519
4/19/2004	Purchase	RH Fund 6, L.P.	1,810
4/20/2004	Purchase	RH Fund 6, L.P.	3,834
4/21/2004	Purchase	RH Fund 6, L.P.	4,811
4/29/2004	Purchase	RH Fund 6, L.P.	941
4/30/2004	Purchase	RH Fund 6, L.P.	19,989
11/1/2004	Purchase	RH Fund 6, L.P.	4,083
11/2/2004	Purchase	RH Fund 6, L.P.	3,062
11/3/2004	Purchase	RH Fund 6, L.P.	2,042
11/4/2004	Purchase	RH Fund 6, L.P.	6,125

11/5/2004	Purchase	RH Fund 6, L.P.	2,654
11/8/2004	Purchase	RH Fund 6, L.P.	715
11/9/2004	Purchase	RH Fund 6, L.P.	612
11/10/2004	Purchase	RH Fund 6, L.P.	715
3/1/2004	Purchase	RH Fund 7, L.P.	11,301
3/2/2004	Purchase	RH Fund 7, L.P.	11,301
3/3/2004	Purchase	RH Fund 7, L.P.	8,476
4/7/2004	Purchase	RH Fund 7, L.P.	4,013
4/8/2004	Purchase	RH Fund 7, L.P.	3,583
4/13/2004	Purchase	RH Fund 7, L.P.	2,867
4/14/2004	Purchase	RH Fund 7, L.P.	1,233
4/15/2004	Purchase	RH Fund 7, L.P.	774
4/16/2004	Purchase	RH Fund 7, L.P.	2,534
4/19/2004	Purchase	RH Fund 7, L.P.	1,015
4/20/2004	Purchase	RH Fund 7, L.P.	2,150
4/21/2004	Purchase	RH Fund 7, L.P.	2,698
4/29/2004	Purchase	RH Fund 7, L.P.	527
4/30/2004	Purchase	RH Fund 7, L.P.	11,209
11/1/2004	Purchase	RH Fund 7, L.P.	1,971
11/2/2004	Purchase	RH Fund 7, L.P.	1,478
11/3/2004	Purchase	RH Fund 7, L.P.	985
11/4/2004	Purchase	RH Fund 7, L.P.	2,956
11/5/2004	Purchase	RH Fund 7, L.P.	1,281
11/8/2004	Purchase	RH Fund 7, L.P.	345
11/9/2004	Purchase	RH Fund 7, L.P.	296
11/10/2004	Purchase	RH Fund 7, L.P.	345

*
Relational Investors LLC represents separate accounts managed by Relational Investors LLC as a general investment manager. These purchases relate to purchases for or relating to those managed accounts.

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 FOLD AND DETACH HERE

PROXY

SPX CORPORATION
THIS PROXY CARD IS SOLICITED ON BEHALF OF RELATIONAL INVESTORS LLC
FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints [                        ] and [                        ] and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of common stock, $10.00 par value per share, of SPX Corporation (the "Company"), that the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Stockholders of the Company to be held on [                        ], 2005 at [                        ], and at any and all adjournments, continuations or postponements thereof (the "Meeting"), as herein specified (or, if no direction is given, FOR the two director nominees named below) and in such proxyholder's discretion upon any other matter that may properly come before the Meeting.

1.
Election of two directors (to serve until the 2008 Annual Meeting of Stockholders or until their successors are duly elected and qualified):
01) David H. Batchelder	02) Ralph V. Whitworth

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE, SIGN, DATE AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------

☒	Please mark votes as in this example.
SPX CORPORATION		2.
			IN THE DISCRETION OF THE PROXY CARD HOLDERS with respect to any other matter which may properly come before the Meeting. Relational Investors LLC and its affiliates are not aware of any other matters that will be presented at the Meeting.
1.	Election of Directors. (Please see reverse)
		FOR	WITHHELD
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
☐	For all nominees except as written above

                      The shares represented by this proxy card when properly executed will be voted in the manner instructed herein by the undersigned stockholder. If no instructions are given, this proxy will be voted "FOR" the nominees listed above.

                      IMPORTANT: Please sign your name or names exactly as they appear on this Proxy. When signing as attorney, executor or administrator, trustee or guardian, please give your full title as such. If shares are held jointly, EACH holder should sign.

                      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THIS PROXY CARD, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

Signature:	Date:	Signature:	Date:

QuickLinks

PROPOSAL FOR ELECTION OF DIRECTORS
INFORMATION ABOUT THE RELATIONAL FUNDS
BACKGROUND OF AND REASONS FOR THIS SOLICITATION
VOTE REQUIRED AND VOTES PER SHARE
CERTAIN INFORMATION CONCERNING THE RELATIONAL FUNDS AND THE OTHER PARTICIPANTS IN THE SOLICITATION
CERTAIN INTERESTS IN THE PROPOSAL AND WITH RESPECT TO SECURITIES OF THE ISSUER
PRINCIPAL SHAREHOLDERS
SECURITY OWNERSHIP BY DIRECTORS AND MANAGEMENT
PROXY SOLICITATION EXPENSES
STOCKHOLDERS' PROPOSALS IN COMPANY'S PROXY STATEMENT